(LIGHTHOUSE OPPORTUNITY FUND LOGO)

                               SEMI-ANNUAL REPORT
                                  (Unaudited)

                            For the Six Months Ended
                               February 28, 2002

To our fellow Shareholders:

SYNOPSIS

Lighthouse Opportunity Fund continues to perform well and as we head into 2002, a number of changes have been made in the Fund's portfolio in an effort to continue its success. While the economic backdrop has been uncertain, signs are beginning to develop which could provide a tailwind to future investment returns. However, the ultimate timing and strength of such an upturn are the subjects of much debate. Investors are nervous, waiting for the bottom and sitting on a huge pile of cash. They are no longer focused on moves by the Fed to provide stimulus, instead, they want to see the results - improved corporate earnings. Thus far, the lack of significant progress on the earnings front has created a void allowing extraneous concerns to compete with the expectation of improving fundamentals. The result has been a market displaying volatility but no clear direction. Our own focus will continue to be directed at the companies we own, being careful not to become distracted by the markets' dynamics. We are still finding new opportunities at attractive prices and are optimistic about the Fund's future success.

DETAILED COMMENTARY

We are pleased to report that The Lighthouse Opportunity Fund finished the 2001 calendar year up 12.15% and has added another 3.88% through the first quarter, ended March 31, 2002. For the first six months of the Fund's current fiscal year (through February 28, 2002), the technology, consumer, transportation, healthcare, energy, utilities and financial sectors all contributed positively to the Fund's performance, while basic materials, capital goods and interest sensitive securities hurt performance.

As of March 31, 2002, technology continues to hold the top spot for sector weightings at 27.54% followed by the consumer sector at 17.78% and the healthcare sector at 14.32%. As of that date, the only sectors not represented in the portfolio were Communication Services and Basic Materials due to a lack of attractive opportunities in those areas. Cash represented 4.42% of the portfolio at the quarter's end.

We made some substantial changes in the makeup of the portfolio since our last letter in September. After a significant run up in the Consumer Sector over the last six months, we have reduced our weighting, believing that much of the good news ahead is now being reflected in stock prices. We continue to hold a substantial position in this area but are very selective about which stocks to own, preferring undervalued special situations and niche players instead of general merchandisers.

We also further diversified and significantly increased our holdings in the Healthcare Sector, adding a number of healthcare service and supply companies to compliment our promising group of biotechnology companies. Growth in this area will be driven more by demographic trends than changes in economic conditions, but the trends are very strong and defined by the aging Baby Boom generation.
We will continue to explore for new ideas in this area, especially those that will benefit from the inevitable drive to lower medical costs.

Recently, we added our first exposure to the Utility sector. The implosion in that area created by the Enron bankruptcy caused the stocks of all related companies to suffer in sympathy whether warranted or not. Our strategy was to buy a basket of the higher quality companies in the affected industries in anticipation of a recovery in stock prices to more rational levels once investor fears subside.

We have continued to add to and refine our exposure in the technology area. While our sector weighting has been fairly constant in the range of 25% to 28% throughout the past six months, we have again been very selective regarding which stocks to own and which stocks to avoid. Many technology stocks are still over-valued despite the tremendous fall in stock prices over the past two years. Others are revealing competitive disadvantages which were easily camouflaged when the technology spending environment was booming. Still, the upheaval in the sector has been non-discriminating allowing us to pick up some good bargains with long-term potential.

In September, we sold our holdings in Gold Mining stocks following the tragic attack on the World Trade Center. Historically, gold has outperformed in times of crisis, yet it has been less sensitive to such events in recent years. We took advantage of the upswing in gold prices to liquidate our holdings, reasoning that gold should (and hopefully, would) have very few future opportunities to react to a crisis of such magnitude. We deployed the proceeds in more promising areas which had experienced severe declines after the attack. Although gold prices have continued to rise since our sale, those securities purchased with the sale proceeds have risen even further.

Throughout the early part of 2001, we cut our weighting in the energy sector selling or trimming a number of positions that had performed well. We did this due to concerns over falling demand, keeping only those positions which we believed were unusually well suited to hold their value. Over the past six months, we have maintained our position without further cuts. However, the current wave of concern over energy supplies, stemming from turmoil in the Middle East, may provide near-term opportunities to sell positions at inflated prices.

ECONOMIC CONDITIONS

This past November, the National Bureau of Economic Research, as the official arbiter of U.S. business cycles, declared that the U.S. economy entered a recession in March, 2001. Originally, GDP in the fourth quarter of 2001 was reported to have declined which would have been consistent with the Bureau's proclamation. Now, with updated data available, it appears that fourth quarter GDP actually rose 1.7% after all. However, as the able economist, Brian Wesbury of Griffin, Kubik, Stephens & Thompson, Inc. stated recently:

  "GDP is actually a poor measuring tool for recessions. Falling imports, for instance, indicating weak demand, actually increase GDP by "boosting" net exports. And U.S. government spending grew faster in 2001 than it has since 1986. Exclude those two factors, and real GDP contracted in all four quarters of 2001. Even more to the point, industrial production plummeted
  7.3 percent from June 2000 through January 2002, corporate profits fell more than they have in 70 years, and an estimated 1.8 million non-government jobs vanished. By anyone's definition, that's a recession."

The official declaration of a recession beginning in March of 2001 really surprised no one, as this is the typical lag time for official recognition of such events. The economy had been suffering from the effects of higher interest rates, higher energy prices, and over-investment in unneeded capacity and inventories since the middle of 2000. It was apparent to most that a slowdown was in process. The questions had already turned to how long would the recession last and how deep would it become. These questions have not yet been resolved.

There are reasons to be optimistic. Recent economic reports have been mixed with enough positive readings to raise hopes that the economy may be in the process of reaching a bottom, or, even beginning an upturn. Some recent positive reports include initial claims for unemployment insurance, building permits, rising commodity prices, new factory orders, consumer confidence, rising personal income, longer factory workweeks, and vendor performance. The Index of Leading Economic Indicators appears to have bottomed months ago and recent trends in the direction in stock prices and bond quality spreads seem to confirm the impending upturn. Such an upturn would not be surprising as the combination of dramatically lower interest rates, deficit spending, and an explosion in the money supply provides ample fuel. If so, this may become the first official recession in which GDP continues to grow throughout the slowdown.

There are also reasons to be wary. It's unclear how much of the recent improvement in economic reports is based primarily on the short-term recovery from severe dislocation caused by the events of September 11, and how much represents a true change in longer term economic trends. Over the decade of the 1990s, especially toward the end, large imbalances were created in many areas of the economy. Capital spending, investment and consumption thrived during ten years of strong economic growth, thereby increasing leverage on both corporate and consumer balance sheets. It may be naive to think we can undo the impact of this over-indulgence and set the stage for a new period of strong growth in the matter of a few months. Some trends also support this less rosy perspective in that help-wanted advertising recently fell to a 37-year low and overall consumer spending is barely budging despite 0% financing and massive price cuts. Our own poll of trucking firms shows no sustained upswing through early March in manufacturer shipping activity. Such an upswing would be likely if retailers felt the need to restock shelves after the holiday inventory liquidation and in anticipation of stronger sales.

Whether the economy is recovering now or will do so in the next few months, the pertinent question might be what kind of recovery it will be. By many historical yardsticks, the recession to this point has been quite limited in severity. This is somewhat counter-intuitive considering the long expansion period as well as the massive contraction of wealth suffered through stock market losses over the last two years. The answer lies in the resilience of the consumer. Normally one of the first areas to be hurt by a recession, consumer spending, has been relatively steady. With consumer spending representing 65% of GDP, its strength has been the branch at the edge of the cliff on which the economy has hung. The reasons are varied. Over the last twelve months, lower mortgage rates have precipitated a huge refinancing boom, freeing an estimated $75 billion in disposable income for new purchases. Energy prices dropped by a third, recent increases notwithstanding. Tax cuts in the form of rebates and lower tax rates added to consumers' ability to spend. Also, merchants were doing their part by offering terms such as 0% financing and taking deep discounts to clear unwanted inventories. However, this very factor that may keep us from a severe recession could most likely keep us from a strong recovery. In typical recessions, consumers cut back spending, repair extended balance sheets, and save. This tends to deepen the severity of the recession. Eventually, the job market stabilizes, fear subsides, and pent-up consumer demand provides the fuel to lift the economy, sometimes in dramatic fashion. Without retrenchment, there is less chance of a strong new consumer spending cycle. For this reason, it is possible that the recovery, when it comes, will be slow and tentative or, in today's vernacular, a U-shaped recovery rather than a V-shaped one.

MARKET CONDITIONS

The stock market is in the process of changing from an interest-rate driven market to an earnings-driven market. The Fed has used most of its bullets installing progressively lower interest rates, having lowered the Fed Funds rate by 4.75% during 2001 to a level of 1.75%. They can't go much further and in fact have recently changed their official outlook to a more neutral stance. In recognition of this historically high level of stimulus, the long-term bond market has signaled its expectation of an improving economy by reflecting higher yields. In fact, common sense tells us that the next material move in interest rates will be higher rather than lower, though it may be a while in coming.
Most stock investors expect an economic recovery in 2002 as well, and are therefore expecting higher earnings as the year progresses. These expectations are slowly being incorporated in stock prices. The question is when, and to what extent, these expected higher earnings will materialize. The road ahead could be volatile as investors try to anticipate the future in a tricky economy.

As if the economy wasn't enough to worry about, new concerns have crept into the minds of investors due to other recent events. The largest corporate bankruptcy in history, Enron, and all its implications, has left investors shell-shocked. The veracity of corporate officers, concerns over corporate audits, the safety of retirement plans, and political finger pointing have all been covered and discussed ad nauseam on the networks and in the newspapers. The incredible speed of the implosion of the seventh largest company in America has made investors jittery about their holdings. The tendency has become to "shoot first and ask questions later". Add to this the follow-on Kmart bankruptcy, new asbestos concerns surfacing for a widening array of corporations, rumors of accounting problems in other public companies, the Argentina default and its ramifications, a daily worsening of the situation in the Middle East, and threats of future terrorist activities in this country and abroad. It's a wonder the markets have held up as well as they have.

Probably the greatest obstacle to good performance by the popular indices is valuation. The current price/earnings ratio for the S&P 500 index is approximately 25 based on 2001 earnings. If consensus estimates for 2002 are achieved, the P/E ratio would drop to 21. Using a rule of thumb based on the 5-year government bond yield of 4.7%, and ignoring the equity risk premium which can vary wildly, a fully valued P/E would approximate 21. So, even if earnings grow 16% in 2002 and interest rates don't rise, the S&P 500 is still not significantly undervalued as of today based on earnings. Other benchmarks of valuation such as the ratio of price to book value and dividend yield are nowhere near historical norms, though some are questioning the relevancy of these measures in today's markets. Nevertheless, as to the stocks which comprise the major blue-chip indices, there is little comfort from traditional measures of value despite the steep decline in stock prices over the last two years.

Despite uninspiring values in the major indices, the broad market exhibits much more opportunity. Many companies, too small to attract a large following, continue to grow and prosper under the radar screen and remain undervalued.

OUTLOOK AND STRATEGY

The net return from the S&P 500 Index is now negative over the last three years with losses in 2000 and 2001 more than wiping out the gains in 1999. It is unusual for the market to experience two down years in a row. Such an event has only occurred 4 times before in the last 100 years with the most recent being over 25 years ago. That was during the infamous, "Nifty Fifty" bear market of 1973 and 1974, one which resembles today's market in many respects. Since 1871, there has only been one instance in which the market has declined three years in a row, the Great Depression years of 1929-1931. Of course, while such statistics may be interesting, they bear little weight when determining how to approach 2002. They do indicate that rarely does it take more than two years to erase the excesses that may build up during periods of economic jubilation. Still, it is much more important to pay attention to individual companies, their management, prospects, growth and valuation than to rely on overall market trends or tendencies. We will continue to manage the Fund in this manner.

The economy will be important to the market as a whole and to the companies we own. However, the question is not if a recovery will occur but when and with what kind of strength. The most commonly embraced scenario is for a weak recovery beginning by the middle of the year, lasting two or three years, and punctuated by periods of progress and retrenchment. This should lead to a volatile market with shorter intermittent price trends, both up and down, rather than a long, steady trend as we experienced in the decade of the 90's. This could help us as we take advantage of short-term market swings to obtain good prices on long-term holdings.

Although smaller companies have significantly outperformed their larger counterparts over the past two years, we think this trend could continue for quite a while longer. Valuations for smaller companies are still favorable and growth rates are stronger, especially for those companies with leadership positions in market niches. We are continuing to find selective opportunities in a variety of sectors.

IN CONCLUSION

It is possible that we will look back in a few years to September, 2001 as the end of the bear market which began in March, 2000. If not, then we are in the midst of the longest running bear market since the Great Depression. Whichever the case may be, our investment strategy has served us well during the downturn. The Fund's success during this period has been achieved without resorting to short positions or derivatives and we do not intend to employ these strategies in the foreseeable future. Instead, we prefer careful stock selection based on in-depth research within the framework of a long-term orientation.

More importantly, we believe we are equally well positioned for the eventual upturn. Based on historical precedent and our knowledge of the companies we own, many of them should be leaders on the upside during the eventual recovery. The recovery from the depths of the 1973-1974 bear market and recession was led by smaller, undervalued companies, not the former leaders. The high-flying blue chips which had led the charge into the 1973 downturn were still overvalued once the recovery began despite an 18-month bear market. Some took as long as ten years to reach their previous all-time highs.

In summary, while the markets are currently difficult, we believe unprecedented fiscal and monetary stimulus of the past 15 months will eventually win the tug-of-war. Waiting in the wings are investors trying to catch the bottom with over $2 trillion in money market funds. Our goal is to be there in advance. We will continue to exercise a contrarian investment strategy and employ a business person's approach to investment of the Fund's assets, focusing on the individual merits of each company. This type of market allows us to utilize our strengths and to take advantage of opportunities for our shareholders. We look forward to the remainder of 2002 and to continued success.

Sincerely,

/s/Lanny C. Barbee

Lanny C. Barbee
Portfolio Manager

April 4, 2002

The total return for the twelve months ended February 28, 2002, average annual total return for three years, five years and from inception on September 29, 1995 through February 28, 2002, was 8.96%, 9.57%, -5.61% and 2.40%,
respectively. Results shown are past performance, which should not be regarded as an indicator of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following semi-annual report for the Fund's holdings as of February 28, 2002. This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor.

                          LIGHTHOUSE OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at February 28, 2002 (Unaudited)

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS: 91.9%

AIRLINES: 1.4%
     6,800   Southwest Airlines Co.                                $   143,548
                                                                   -----------

APPAREL MANUFACTURING: 5.2%
    17,200   Guesso, Inc.*<F1>                                         156,348
     6,100   Jones Apparel
               Group, Inc.*<F1>                                        217,526
     8,000   Quiksilver, Inc.*<F1>                                     147,680
                                                                   -----------
                                                                       521,554
                                                                   -----------

BANKS: 1.6%
     8,300   Glacier Bancorp, Inc.                                     165,419
                                                                   -----------

BIOTECHNOLOGY: 4.2%
     4,550   Celgene Corp.*<F1>                                        118,710
     5,700   Isis Pharmaceuticals, Inc.*<F1>                            83,619
    11,900   Ligand
               Pharmaceuticals, Inc.*<F1>                              170,884
    16,100   Ribozyme
               Pharmaceuticals, Inc.*<F1>                               46,368
                                                                   -----------
                                                                       419,581
                                                                   -----------

COMMERCIAL SERVICES: 2.0%
    11,500   Cendant Corp.*<F1>                                        200,215
                                                                   -----------

COMMUNICATIONS EQUIPMENT: 1.3%
    13,400   Foundry Networks, Inc.*<F1>                                75,308
    17,100   Sycamore
               Networks, Inc.*<F1>                                      59,679
                                                                   -----------
                                                                       134,987
                                                                   -----------

COMPUTERS - NETWORKING: 1.2%
    17,500   JNI Corp.*<F1>                                            123,550
                                                                   -----------

CONSUMER PRODUCTS: 1.6%
     6,400   Fossil, Inc.*<F1>                                         163,776
                                                                   -----------

ELECTRICAL COMPONENTS & EQUIPMENT: 1.0%
    12,100   American
               Superconductor Corp.*<F1>                                85,910
                                                                   -----------

ELECTRONIC COMPONENTS: 11.1%
     7,150   Actel Corp.*<F1>                                          128,200
     4,200   Altera Corp.*<F1>                                          80,094
     2,200   Analog Devices, Inc.*<F1>                                  81,862
     5,500   Coherent, Inc.*<F1>                                       156,090
     7,500   International
               Rectifier Corp.*<F1>                                    275,400
     7,000   KEMET Corp.*<F1>                                          114,030
     3,550   Mercury Computer
               Systems, Inc.*<F1>                                      113,813
     4,800   Merix Corp.*<F1>                                           78,000
    10,000   Universal
               Display Corp.*<F1>                                       86,500
                                                                   -----------
                                                                     1,113,989
                                                                   -----------

ELECTRONIC INSTRUMENTS: 1.6%
     8,100   Keithley
               Instruments, Inc.                                       156,897
                                                                   -----------

FABRICATED PIPE & PIPE FITTINGS: 2.2%
     9,100   The Shaw Group, Inc.*<F1>                                 221,039
                                                                   -----------

HEALTH CARE SERVICES: 2.4%
     6,000   Lincare Holdings, Inc.*<F1>                               150,960
     6,300   MIM Corp.*<F1>                                             93,051
                                                                   -----------
                                                                       244,011
                                                                   -----------

INSURANCE: 3.2%
    12,200   Humana Inc.*<F1>                                          159,820
     5,800   UnumProvident Corp.                                       164,256
                                                                   -----------
                                                                       324,076
                                                                   -----------

INVESTMENT BANKING/BROKERAGE: 6.4%
     4,100   The Bear Stearns Cos., Inc.                               225,869
     3,500   Lehman Brothers
               Holdings, Inc.                                          197,750
    11,220   SWS Group, Inc.                                           215,985
                                                                   -----------
                                                                       639,604
                                                                   -----------

MANUFACTURING EQUIPMENT: 7.2%
     4,250   Applied Films Corp.*<F1>                                  122,442
     7,000   Electro Scientific
               Industries, Inc.*<F1>                                   223,720
    28,000   Trikon Technologies, Inc.*<F1>                            379,400
                                                                   -----------
                                                                       725,562
                                                                   -----------

MANUFACTURING INDUSTRIES: 1.1%
     5,700   Shuffle Master, Inc.*<F1>                                 106,305
                                                                   -----------

MEDICAL PRODUCTS: 2.0%
    23,300   Cohesion
               Technologies, Inc.*<F1>                                  81,084
     5,000   CryoLife, Inc.*<F1>                                       125,000
                                                                   -----------
                                                                       206,084
                                                                   -----------

OIL & GAS EXPLORATION & PRODUCTION: 6.8%
     6,400   Plains Resources Inc.*<F1>                                144,000
     4,400   Pogo Producing Co.                                        118,800
     4,600   Pure Resources, Inc.*<F1>                                  92,000
     4,300   St. Mary Land &
               Exploration Co.                                          93,310
    36,000   Ultra Petroleum Corp.*<F1>                                235,800
                                                                   -----------
                                                                       683,910
                                                                   -----------

OIL & GAS PIPELINES: 4.2%
    16,900   Plains All American
               Pipeline, L.P.                                          421,317
                                                                   -----------

OILFIELD EQUIPMENT/SERVICES: 4.7%
     5,900   ENSCO International, Inc.                                 150,273
    39,000   Grey Wolf, Inc.*<F1>                                      126,360
    29,200   Mitcham Industries, Inc.*<F1>                             118,260
     3,900   National-Oilwell, Inc.*<F1>                                81,549
                                                                   -----------
                                                                       476,442
                                                                   -----------

PREPACKAGED SOFTWARE: 2.8%
     4,700   NetIQ Corp.*<F1>                                          101,990
    17,900   PracticeWorks, Inc.*<F1>                                  185,265
                                                                   -----------
                                                                       287,255
                                                                   -----------

RESTAURANTS: 2.7%
     3,600   CEC Entertainment, Inc.*<F1>                              173,160
     3,525   Jack in the Box, Inc.*<F1>                                100,286
                                                                   -----------
                                                                       273,446
                                                                   -----------

RETAIL - SPECIALTY: 5.1%
     5,200   Christopher & Banks
               Corp.*<F1>                                              149,448
     7,000   Pacific Sunwear of
               California, Inc.*<F1>                                   171,640
     4,500   Zale Corp.*<F1>                                           196,785
                                                                   -----------
                                                                       517,873
                                                                   -----------

SHIPPING: 1.2%
     7,500   Stelmar Shipping Ltd.*<F1>                                119,775
                                                                   -----------

SOFTWARE: 1.8%
     3,800   Synopsys, Inc.*<F1>                                       178,980
                                                                   -----------

SPORTING & ATHLETIC GOODS: 1.3%
     4,250   Direct Focus, Inc.*<F1>                                   127,500
                                                                   -----------

TRAVEL SERVICES: 1.5%
    11,200   Navigant
               International, Inc.*<F1>                                156,800
                                                                   -----------

TRUCKING: 1.6%
     5,900   Arkansas Best Corp.*<F1>                                  158,238
                                                                   -----------

UTILITIES: 1.5%
     1,700   Utilities HOLDRs Trust                                    148,138
                                                                   -----------

TOTAL COMMON STOCKS
  (cost $8,713,649)                                                  9,245,781
                                                                   -----------

PREFERRED STOCK: 1.0%

OIL & GAS EXPLORATION & PRODUCTION: 1.0%
     5,400   Westport Resources
               Corp., CLB,
               6.5%, 12/31/2049
               (cost $100,220)                                         104,436
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENT: 7.2%
  $725,064   Federated Cash Trust                                      725,064
               (cost $725,064)

TOTAL INVESTMENTS IN
  SECURITIES: 100.1%
  (cost  $9,538,933)                                                10,075,281

Liabilities in excess
  of Other Assets: (0.1)%                                               (9,208)
                                                                   -----------
NET ASSETS: 100.0%                                                 $10,066,073
                                                                   -----------
                                                                   -----------

 *<F1>  Non-income producing security.
 +<F2> At February 28, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

        Gross unrealized appreciation                  $1,409,843
        Gross unrealized depreciation                    (873,495)
                                                       ----------
        Net unrealized appreciation                    $  536,348
                                                       ----------
                                                       ----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2002 (Unaudited)

ASSETS
   Investments in securities, at value (cost $9,538,933)           $10,075,281
   Cash                                                                  5,779
   Receivables:
       Dividends and interest                                            5,226
       Other receivables                                                    31
   Prepaid expenses                                                      9,827
                                                                   -----------
           Total assets                                             10,096,144
                                                                   -----------

LIABILITIES
   Payables:
       Advisory fee                                                      3,256
       Administration fees                                               2,459
       Distribution fees                                                 4,112
       Fund shares repurchased                                              20
   Accrued expenses                                                     20,224
                                                                   -----------
           Total liabilities                                            30,071
                                                                   -----------

NET ASSETS                                                         $10,066,073
                                                                   -----------
                                                                   -----------
Shares outstanding (unlimited number
  of shares authorized, without par value)                             766,736
Net asset value, offering and redemption price per share           $     13.13
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $14,154,008
   Accumulated net investment loss                                     (60,684)
   Accumulated net realized loss on investments                     (4,563,599)
   Net unrealized appreciation on investments                          536,348
                                                                   -----------
           Net assets                                              $10,066,073
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the period ended February 28, 2002 (Unaudited)

INVESTMENT INCOME
   Income
       Dividends (net of foreign taxes of $349)                      $  29,349
       Interest                                                          4,579
                                                                     ---------
           Total income                                                 33,928
                                                                     ---------
   Expenses
       Advisory fees                                                    59,279
       Administration fees                                              14,836
       Distribution fees                                                11,856
       Fund accounting fees                                             10,679
       Audit fees                                                        8,507
       Registration fees                                                 6,516
       Transfer agent fees                                               6,154
       Shareholder Reporting                                             4,163
       Custody fees                                                      3,077
       Trustee fees                                                      3,077
       Legal fees                                                        2,172
       Miscellaneous fees                                                1,522
       Insurance expense                                                   543
                                                                     ---------
           Total expenses                                              132,381
           Less:  fees waived and reimbursed                           (37,769)
                                                                     ---------
           Net expenses                                                 94,612
                                                                     ---------
               NET INVESTMENT LOSS                                     (60,684)
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                   (113,457)
   Change in net unrealized appreciation/depreciation
     on investments                                                    478,799
                                                                     ---------
       Net realized and unrealized gain on investments                 365,342
                                                                     ---------
           NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                          $ 304,658
                                                                     ---------
                                                                     ---------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                    FEBRUARY 28,    AUGUST 31,
                                                     2002#<F4>         2001
                                                    ------------    ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM:

   OPERATIONS
   Net investment loss                              $   (60,684)   $   (94,017)
   Net realized gain (loss)
     on investments                                    (113,457)     1,804,957
   Change in net unrealized
     appreciation/depreciation
     on investments                                     478,799     (2,038,930)
                                                    -----------    -----------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                      304,658       (327,990)
                                                    -----------    -----------

   CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
     derived from net change
     in outstanding shares (a)<F3>                      175,991       (850,498)
                                                    -----------    -----------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                                  480,649     (1,178,488)

   NET ASSETS
   Beginning of period                                9,585,424     10,763,912
                                                    -----------    -----------
   END OF PERIOD                                    $10,066,073    $ 9,585,424
                                                    -----------    -----------
                                                    -----------    -----------
   Undistributed net
     investment income (loss)                       $   (60,684)   $        --
                                                    -----------    -----------
                                                    -----------    -----------

(a)<F3>  A summary of capital share transactions is as follows:

                              SIX MONTHS ENDED               YEAR ENDED
                           FEBRUARY 28, 2002#<F4>         AUGUST 31, 2001
                           ----------------------      ---------------------
                           Shares         Value          Shares       Value
                          --------       --------       --------     --------
Shares sold                32,941      $ 412,744        181,426    $ 2,349,851
Shares redeemed           (18,325)      (236,753)      (244,922)    (3,200,349)
                          -------      ---------       --------    -----------
Net increase (decrease)    14,616      $ 175,991        (63,496)   $  (850,498)
                          -------      ---------       --------    -----------
                          -------      ---------       --------    -----------

#<F4>  Unaudited.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                          SIX MONTHS
                                            ENDED                                 YEAR ENDED AUGUST 31,
                                         FEBRUARY 28,         ------------------------------------------------------------
                                          2002#<F8>           2001         2000         1999           1998           1997
                                          ---------           ----         ----         ----           ----           ----
Net asset value,
  beginning of period                       $12.74           $13.20       $10.43       $10.85         $15.76         $13.57
                                            ------           ------       ------       ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (0.08)           (0.13)       (0.17)       (0.07)          0.01           0.05
Net realized and unrealized
  gain (loss) on investments                  0.47            (0.33)        2.94        (0.34)         (4.31)          2.41
                                            ------           ------       ------       ------         ------         ------
Total from
  investment operations                       0.39            (0.46)        2.77        (0.41)         (4.30)          2.46
                                            ------           ------       ------       ------         ------         ------

LESS DISTRIBUTIONS:
From net investment income                      --               --           --        (0.01)            --             --
From net realized gain                          --               --           --           --          (0.61)         (0.27)
                                            ------           ------       ------       ------         ------         ------
Total distributions                             --               --           --        (0.01)         (0.61)         (0.27)
                                            ------           ------       ------       ------         ------         ------
Net asset value,
  end of period                             $13.13           $12.74       $13.20       $10.43         $10.85         $15.76
                                            ------           ------       ------       ------         ------         ------
                                            ------           ------       ------       ------         ------         ------
Total return                                  3.06%(2)<F6>    (3.41)%      26.46%       (3.78)%       (28.46)%        18.22%

RATIO/SUPPLEMENTAL DATA:
Net assets,
  end of period (millions)                   $10.0             $9.6        $10.8        $12.4          $21.7          $30.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed                       2.80%(1)<F5>      2.74%       2.77%         2.47%          2.13%         2.24%
After fees waived
  and expenses absorbed                       2.00%(1)<F5>      2.00%       2.00%         2.00%(3)<F7>   2.00%(3)<F7>  2.00%(3)<F7>

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed                     (2.08)%(1)<F5>    (1.68)%     (1.76)%       (0.85)%        (0.06)%       (0.13)%
After fees waived
  and expenses absorbed                     (1.28)%(1)<F5>    (0.94)%     (0.99)%       (0.39)%(3)<F7>   0.08%(3)<F7>  0.11%(3)<F7>
Portfolio turnover rate                      31.08%(2)<F6>     72.15%      57.49%       122.00%         44.09%        21.94%

(1)<F5>   Annualized.
(2)<F6>   Not Annualized.
(3)<F7> Excluding dividends paid on securities sold short representing 0.11%, 0.15% and 0.06% for the year ending August 31, 1999, 1998 and 1997, respectively.
  #<F8>   Unaudited.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     The Lighthouse Opportunity Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Securities traded on a national securities exchange or NASDAQ are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

          At August 31, 2001, the Fund had a capital loss carryforward available for federal income tax purposes of $4,513,432, which expires in 2006, to offset future gains.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended February 28, 2002, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the six months ended February 28, 2002, the Fund incurred $59,279 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 2.00%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended February 28, 2002, the Advisor waived fees of $37,769.

     At February 28, 2002, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $307,197. The Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                August 31,
             -------------------------------------------------
             2002           2003           2004           2005
             ----           ----           ----           ----
           $118,787       $76,864        $73,777        $37,769

     The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Average Net Assets of the Fund       Fee or Fee Rate
     ------------------------------       ---------------
     Under $15 million                    $30,000
     $15 to $50 million                   0.20% of average daily net assets
     $50 to $100 million                  0.15% of average daily net assets
     $100 to $150 million                 0.10% of average daily net assets
     Over $150 million                    0.05% of average daily net assets

     For the six months ended February 28, 2002, the Fund incurred $14,836 in Administration fees.

     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended February 28, 2002, the Fund paid to the Advisor, as Distribution Coordinator, $11,856.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended February 28, 2002 were $2,810,042 and $2,940,248, respectively.

                                    Advisor
                      LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                        10000 Memorial Drive, Suite 660
                             Houston, Texas  77024
                                 (713) 688-6881
                   Toll-Free Account Inquiries (866) 811-0218

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45201

                     Transfer and Dividend Disbursing Agent
                          ORBITEX DATA SERVICES, INC.
                                P.O. Box 542007
                          Omaha, Nebraska  68154-1952

                            Independent Accountants
                               ERNST & YOUNG LLP
                               725 South Figueroa
                         Los Angeles, California  90017

                                 Legal Counsel
                       PAUL, HASTINGS, JANOFSKY & WALKER
                          55 Second Street, 24th Floor
                     San Francisco, California  94105-3441

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.